SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    March 21, 2019

UNITED-GUARDIAN, INC. (Exact name of Registrant as Specified in Charter)
DELAWARE	1-10526	11-1719724
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

230 Marcus Boulevard, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (631) 273-0900

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Certifying Accountant

On March 21, 2019, as directed and approved by the Audit Committee of the Registrant’s Board of Directors, the Registrant formally dismissed Raich Ende Malter & Co. LLP (“Raich”) as the Registrant’s independent accountant.

The audit reports of Raich on the Registrant's financial statements for the years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Registrant’s two most recent fiscal years ended December 31, 2018 and 2017, there have been no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with Raich on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Raich, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Also during this same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, and the related instructions thereto.

The Registrant provided a copy of this disclosure to Raich, and requested that Raich furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of Raich’s letter is included as Exhibit 16.1 to this report.

(b) Engagement of New Certifying Accountant

On March 25, 2019, as directed and approved by the Audit Committee of the Registrant’s Board of Directors, the Registrant formally retained Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Registrant’s independent accountant, effective immediately.

During the two most recent fiscal years the Registrant has not consulted with Baker Tilly regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from Raich dated March 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

By: /s/ Kenneth H. Globus
Name: Kenneth H. Globus
Title: President

March 26, 2019